Exhibit 99.2 Third Quarter 2025 Earnings Presentation November 10, 2025

Important notice

Unless the context otherwise provides, "we," "us," "our," "Bakkt" and like terms refer to Bakkt Holdings, Inc. and its subsidiaries.

FORWARD-LOOKING STATEMENTS

This presentation and accompanying remarks contain "forward-looking statements" within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as "will," "likely," "expect," "continue," "anticipate," "estimate," "believe," "intend," "plan," "projection," "outlook," "grow," "progress," "potential" or other variations of these terms, as well as similar expressions that discuss future plans, actions, or events. The absence of such words does not mean that a statement is not forward-looking. These statements are based on the current beliefs and expectations of Bakkt Holdings, Inc. (the "Company") and are inherently subject to significant business, economic, and competitive uncertainties and contingencies—many of which are difficult to predict and are beyond the Company's control. Forward-looking statements in this presentation may include, for example, statements about: expectations regarding future financial performance, operating results, products, launches, technology disruption, geographic expansion, tokenization growth, strategic initiatives, key performance indicators, cost savings, synergies, future tax loss carry-forwards, regulatory outcomes and macroeconomic conditions.

Actual results and the timing of events may differ materially from those anticipated due to a number of factors, including but not limited to: the Company's ability to grow and manage growth profitably; the possibility that the Company may be unable to execute on the commercial agreement with Distributed Technologies Research Global Ltd. ("DTR"); whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company's business strategy; the Company's adoption of its updated Investment Policy ("Investment Policy") and related treasury strategy, including the Company's ability to successfully consummate acquisitions, integrate or manage investments in potential acquisition targets; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company's operating results, including because the Company may be required to account for its digital assets at fair value; the Company's ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company's ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an "investment company" under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company's Investment Policy and related treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company's expected digital asset holdings relative to non-digital assets; the inability to use the Company's digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company's digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian's security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian's security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its Investment Policy and related treasury strategy; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company's ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company's ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company's initiatives to add new clients; the Company's ability to reach definitive agreements with its expected commercial counterparties; the Company's failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company's ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company's data security; the impact of any goodwill or other intangible assets impairments on the Company's operating results; and the Company's ability to maintain the listing of its securities on the New York Stock Exchange.

These and other risks are detailed in the Company's filings with the U.S. Securities and Exchange Commission ("SEC"), including its most recent Annual Report on Form 10-K for the year ended December 31, 2024, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, and the risk factors regarding the Company's treasury strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, filed June 10, 2025.

You are cautioned not to place undue reliance on forward-looking statements. These statements speak only as of the date of this presentation, and Bakkt undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

BASIS OF PRESENTATION

This presentation includes discussions of non-GAAP financial measures such as Adjusted net income (loss) from continuing operations, EBITDA and Adjusted EBITDA, which are a financial measures that are not calculated in accordance with GAAP. These non-GAAP measures have no standardized meaning and are not defined under GAAP and, therefore, may not be comparable to similar measures presented by other companies. The presentation of these Non-GAAP measures is not intended to be considered in isolation from, as a substitute for, or as superior to the financial information presented in accordance with GAAP. The Company uses non-GAAP financial measures to assist in evaluating its performance for purposes of business decision-making. The Company believes that presenting non-GAAP financial measures is useful to investors because it (a) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that we believe do not directly reflect our core operations, (b) permits investors to view performance using the same tools that we use to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (c) otherwise provides supplemental information that may be useful to investors in evaluating our results. These measures are provided on a supplemental basis for transparency and comparability, and do not modify reported GAAP revenue. For more information regarding Adjusted net income (loss) from continuing operations, EBITDA and Adjusted EBITDA, including reconciliations to their corresponding GAAP financial measures, please see slides 19-21.

Industry and market data used in this presentation have been obtained from third-party industry publications and sources. While we believe these sources are reliable, we have not independently verified the data obtained from these sources nor can we assure you of the data's accuracy or completeness. Any data on past performance contained in this presentation is not an indication of future performance.

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Bakkt powers the next generation of global finance What money is How money moves How markets trade Bitcoin is globally recognized as AI Agents and Stablecoins will The inevitable tokenization digital gold and a store of value disrupt retail banking and of Real-World Assets consumer finance technology changes the architecture of stacks financial markets 3

Bakkt's TAM

Stablecoins & RWA tokenization are the most important growth story arcs in finance

From payments to programmable money

Total Stablecoin Market Cap - $308B[1]

Projected 38% CAGR through 2030[2]



$88T
$46T
Unadjusted
$9T
$13T
$1.7T
PayPal
Visa
Stablecoins³
ACH

Estimated Growth in Tokenization Through 2033[4]



+53%
0.6
1.0
1.6
2.7
4.6
9.4
13.4
16.5
18.9
2025
2026
2027
2028
2029
2030
2031
2032
2033
Funds
Fixed Income
Equities
Real Estate
Other alternative investments and RWA
Deposits
Stablecoins
Lending & credit
Treasury & liquidity
Derivatives
Alternative investments (PE, Hedge Funds)
Per asset class in USD trillion

1. Sources: DefiLlama, Total Stablecoins Market cap as of 10/24/25
2. Sources: Ark Invest: Stablecoins Could Become One Of The US Government's Most Resilient Financial Allies
3. Sources: a16z: Stablecoins – A 1+ billion-user onboarding opportunity
4. Sources: Boston Consulting Group, Ripple: Approaching the Tokenization Tipping Point

4

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Bakkt's transformation is in its final stage

Q1 2025 — **Q2** 2025 — **Q3** 2025 — **Q4** 2025 — **Dec** 2025

Leadership Change

Akshay Naheta
CEO of Bakkt

DTR Cooperation Agreement[1]

Began comprehensive cost restructuring

Recapitalization

Phillip Lord
President International

Ankit Khemka
Chief Product Officer

$25 Million capital raise

Planned divestiture of non-core assets

Board and Operations

$75 Million Capital Raise

Loyalty sale announced

Debt free

Board: Mike Alfred

Launched Bakkt Global

Launched Bakkt Agent[2]

Announced ICE Partnership for custody

Recent and Priorities

Board: Lyn Alden

Loyalty sale completed

Announced and collapsed Up-C

Board: Richard Galvin

Clear KPIs for 2026

Customer & distribution partnerships

International expansion

1. Signed March 19, 2025 and subsequent filing of 8-K with the agreement filed August 6, 2025.

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Capital structure simplified, debt-free balance sheet rd Up-C Collapse Closed Nov. 3 1 One share class Annual cost savings Simpler reporting $26.7M 2 Balance Sheet Q3 Cash: $64m 3 $100M Capital Raise Debt Free Tax Loss Carry Forwards ~$124M 1. Represents the amount payable under the Company’s tax receivable agreement on November 3, 2025, consisting of approximately $5.7 million in cash and 535,623 shares of Class A common stock issued at an agreed price of $39.34 per share, as disclosed in the Company’s Forms 8-K filed October 20 and November 3, 2025. 2. Includes restricted cash 3. Tax loss carry forwards as of September 30, 2024. The Company expects that the tax loss carry forwards are significantly rg eater in light of the sale of Loyalty and general operating losses.

Three strategic engines powering Bakkt forward A licensed, regulated, global digital asset infrastructure company driving the generational shift in global finance 1 Bakkt Markets Bakkt Agent Bakkt Global Institutional-grade infrastructure Programmable money & Expanding Bakkt’s technology for digital assets AI powered finance and services to new markets 1. Certain capabilities and features described under Bakkt Agent are based on technology licensed from DTR pursuant to the existing agreement.B akkt does not control DTR or its operations, and there can be no assurance that DTR will continue to make 8 available, support, or develop the underlying technology necessary for Bakkt Agent’s continued performance.

Bakkt Markets A fully integrated product suite built to power the rapidly growing digital assets market Bakkt Institutional Bakkt f(x) Institutional-grade infrastructure Plug-and-play solutions ++ ++ Regulatory licenses Market making ++ ++ Listing Stablecoin on/off ramps ++ ++ Liquidity services OTC Trading ++ ++ 1 Bakkt ICE Storage ++ Multi-tenant custody platform ++ Bitcoin lending ++ Digital asset data services ++ 1. Announced August 29, 2025

1 Bakkt Agent Digitally native, AI powered, programmable finance Frictionless, regulated, auditable Programmable money White-label solution + + AI-Native architecture Multi-platform + + 2 TradFi + DeFi Rails Modular infrastructure + + 1. Certain capabilities and features described under Bakkt Agent are based on technology licensed from DTR pursuant to the existing agreement.B akkt does not control DTR or its operations, and there can be no assurance that DTR will continue to make available, support, or develop te hunderlying technology necessary for Bakkt Agent’s continued performance. 2. Bakkt utilizes its MTLs and other partner banks.

Bakkt Global Leveraging Bakkt’s technology, products and services into new geographies ++ Replicate: Markets + Agent Bitcoin Japan 1 Corporation ++ Geographic expansion Bitcoin.co.jp ++ Enduring moats EGM notice filed Transaction documents finalized Independent governance ++ th EGM November 11 Strategy to be unveiled at EGM NAV gain and recurring revenue ++ 1. Subject to TSE: 8105 shareholder approval and other customary closing conditions.

Diverse product revenue model

Bakkt Markets		Bakkt Agent[1]		Bakkt Global	
Bakkt Institutional	**Bakkt f(x)**	**Zaira**	**White Label Solutions**	**Investment**	**Management Fees**
Market Making	Trading Volume	Stablecoin Transaction Volume	Flow of Funds	Net Asset Value ("NAV")	AUM
+	X	X	X	+	X
OTC Spreads	Spread	Spread	% Fee	Other Gains	Management Fee
+	X	X	+	+	+
BTC Lending	Fees	FX Conversion	Access Fees	Digital Asset Holdings + Yield	Licensing Fees
=	=	=	=	=	=
B2B Revenue	**B2B2C Revenue**	**Stablecoin On/Off Ramp Revenue**	**Platform Revenue**	**NAV Accretion**	**Recurring Revenue**

1. On July 31, 2025, the Company's subsidiary entered into a three-year Commercial Agreement with DTR Global Ltd., whereby DTR grants the Company certain licenses to use its technology, and the Company pays a customary fee on each payment processed under the arrangement. The agreement is with an entity controlled by the Company's chief executive officer and contains standard termination rights for insolvency or material breach.

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Q4’25 milestones Further cost optimizations Expect to complete transformation Bakkt Markets technology upgrade Brand and website refresh Hiring top-tier talent Customer growth for Bakkt Markets Distribution partnerships for Bakkt Agent Release KPIs for 2026 Announce Investor Day for Q1'26 Expansion of Bakkt Global

Financials

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3Q25 condensed balance sheet $ in thousands (unaudited) 9/30/25 12/31/24 Assets Cash & cash equivalents $58,319 $39,049 Restricted cash 6,117 24,889 • $64.4m of cash & cash Current assets of discontinued operations held for sale 20,879 19,648 Other current assets 35,160 102,424 equivalents and restricted cash 1 Total current assets $120,475 $186,010 as of September 30, 2025 Goodwill 64,658 68,001 Intangible assets, net 5,550 2,900 Other assets 7,649 10,403 Non-current assets 59,930 2,064 Total assets $258,262 $269,378 Liabilities and stockholders’ equity Current liabilities $53,775 $143,845 Non-current liabilities 75,923 62,680 Total liabilities $129,698 $206,525 Total stockholders’ equity 114,394 33,894 Noncontrolling interest 14,170 28,959 Total equity 128,564 62,853 Total liabilities and stockholders’ equity $258,262 $269,378 1. Cash usage is calculated using changes in Cash & cash equivalents, restricted cash and other non -restricted cash balances over a specified time period.

Appendix

3Q25 condensed P&L

- **Total revenues** of $402.2m, up 27.1% YoY driven from increased market activity
- **Operating expenses** (excluding crypto costs, execution, clearing and brokerage fees and goodwill, intangible and long-lived assets impairments) of $26.7m, remained flat YoY. If excluding the $5.1m non-recurring restructuring charges, operating expenses decreased by 18.3% YoY from restructuring efforts and SG&A decrease
- **Net loss from continuing operations** of $21.6m, increased due loss from change in FV of 2024 RDO MTM warrant liability
- **As of 9/30/2025** total shares outstanding of 23.6mm[1]
    - Class A 16.5mm shares
    - Class V 7.2mm shares

$ in thousands (unaudited)	3Q25	3Q24
Crypto services revenue	$402,211	$316,333
Total revenue	**$402,211**	**$316,333**
Crypto costs and execution, clearing and brokerage fees	400,780	315,048
Operating expenses, excluding crypto costs and execution, clearing and brokerage fees and goodwill and intangible assets impairments	26,694	26,422
Total operating expenses	**427,474**	**341,470**
Operating income (loss) from continuing operations	**(25,264)**	**(25,137)**
Interest (expense) income, net	(50)	1,014
(Loss) gain from change in fair value of warrant liability	(37,187)	19,984
Other (expense) income, net	40,921	263
Loss from continuing operations before income taxes	**(21,579)**	**(3,876)**
Income tax (expense) benefit	25	113
Net loss from continuing operations	**(21,554)**	**(3,763)**
Net loss from discontinued operations, net of tax	(1,602)	(2,528)
Net loss	**(23,156)**	**(6,291)**
Less: Net loss attributable to noncontrolling interest	(8,238)	(3,398)
Net loss attributable to Bakkt Holdings, Inc.	**$(14,918)**	**$(2,893)**
Weighted average basic shares (mm)	13.0	6.4
Weighted average diluted shares (mm)	13.0	6.4
Net earnings (loss) per basic share	$(1.15)	$(0.45)
Net earnings (loss) per diluted share	$(1.15)	$(0.45)

Notes:
- In accordance with GAAP, we are presenting crypto services revenue and crypto costs and execution, clearing and brokerage fees on a gross basis
- The Company completed the sale of its Loyalty business in 3Q'25. Consistent with GAAP, all historical financials have been adjusted to present this business as discontinued operations. The results of the Loyalty business, including the gain/loss on sale, are excluded from continuing operations to better reflect performance of the ongoing business.

1. As of September 30, 2025, Intercontinental Exchange, Inc. ("ICE") owned an aggregate of 30% of shares, consisting of both Class A and Class V.

21

Non-GAAP Financial Metrics Disclosure This release includes discussions of non-GAAP financial measures such as Adjusted net income (loss) from continuing operations, EBITDA and Ad justed EBITDA, which are financial measures that are not calculated in accordance with GAAP. These non -GAAP measures have no standardized meaning and are not defined under GAAP and, therefore, may not be comparable to similar measures presented by other companies. The presentation of these Non -GAAP measures is not intended to be considered in isolation from, as a substitute for, or as superior to the financial information presented in accordance with GAAP. The Company uses non -GAAP financial measures to assist in evaluating its performance for purposes of business decision-making. The Company believes that presenting non -GAAP financial measures is useful to investors because it (a) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that we believe do not directly reflect our core operations, (b) permits investors to view performance using the same tools that we use to budget, forecast, make operating and strategic deci sions, and evaluate historical performance, and (c) otherwise provides supplemental information that may be useful to investors in evaluating our results. These measures are provid ed on a supplemental basis for transparency and comparability, and do not modify reported GAAP revenue. For more information regarding Adjusted net income (loss) from contin uing operations Income, EBITDA and Adjusted EBITDA, including reconciliations to their corresponding GAAP financial measures, please refer to the supplement to this release. EBITDA and Adjusted EBITDA Non-GAAP financial measures like EBITDA and Adjusted EBITDA have no standardized meanings and are not defined by accounting prin ciples generally accepted in the United States of America ( GAAP ) and, therefore, may not be comparable to similar measures presented by other companies. Such Non -GAAP financial measures have limitations, should be considered as supplemental in nature and are not meant as a substitute for the related financial information prepar ed in accordance with GAAP. The Non-GAAP financial measures should be considered alongside other financial performance measures, including net loss and our other fina ncial results presented in accordance with GAAP. Adjusted net income from continuing operations Due to the ongoing U.S. government shutdown, the Company has been unable to consult with the SEC with respect to obtaining pr e-clearance regarding the presentation of contributions from new business activity in GAAP revenue. The Company is presenting “Adjusted net income from continuing oper ations,” a Non-GAAP measure, relating to continuing operations only, to reflect the full economic contribution of these activities. Adjusted Net Income from Continuin g Operations (Non-GAAP) is a performance measure that excludes certain items to provide investors with additional insight into the underlying trends of the Company’s business. Adj usted Net Income from Continuing Operations excludes (i) the non-cash fair value remeasurement of warrant liability, (ii) income tax expense (benefit), and (iii) interest expense (inc ome), net. Management believes these adjustments facilitate comparisons of financial performance by removing items that are not reflective of the Company’s ongoing economic m odel. Adjusted Net Income from Continuing Operations is a non-GAAP financial measure and should be considered in addition to, and not as a substitute for, results prepare d in accordance with GAAP. A reconciliation between GAAP Net Income (Loss) from Continuing Operations and Adjusted Net Income from Continuing Operations is provided belo w.

3Q25 Adjusted net income (loss) from continuing operations 1 reconciliations $ in thousands (unaudited) 3Q25 GAAP Net Income (loss) from continuing operations $(21,554) Fair value change in warrant liability (non-cash) 37,187 Interest expense 50 Income tax expense (benefit) (25) 1,2 Adjusted net income (loss) from continuing operations $15,658 1. Due to the ongoing U.S. government shutdown, the Company has been unable to consult with the SEC with respect to obtaining p er-clearance regarding the presentation of contributions from new business activity.Th e Company is presenting “Adjusted net income (loss) from continuing operations,” a Non-GAAP measure, relating to continuing operations only, to reflect the full econo mic contribution of these activites.

3Q25 Adjusted EBITDA Reconciliation (non-GAAP) $ in thousands (unaudited) 3Q25 3Q24 Net loss $(23,156) $(6,291) Depreciation and amortization 153 107 Interest expense (income), net 50 (1,014) Income tax expense (benefit) (25) (113) EBITDA (22,978) (7,311) Share-based and unit-based compensation expense 4,731 2,263 Loss (gain) from change in fair value of warrant liability 37,187 (19,984) Impairment of long-lived assets 480 601 Restructuring expenses 5,107 425 Transition services expense - 1,033 Loss on extinguishment of convertible debenture 2,617 - Loss from discontinued operations 1,602 2,528 Adjusted EBITDA (loss) $28,746 $(20,445) Note: All financial data on this slide is unaudited. EBITDA and Adjusted EBITDA are non -GAAP financial measures. For more information, including a reconciliation of Adjusted EBITDA to net income, please refer to the Notes section in this presentation.